Income Taxes	6 Months Ended	12 Months Ended
	Jul. 31, 2018	Jan. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes
Note 12.	Income Taxes

Our quarterly provision for income taxes is based on an estimated effective annual income tax rate. It includes the tax impact of certain unusual or infrequently occurring items, if any, including changes in judgment about valuation allowances and effects of changes in tax laws or rates, in the interim period in which they occur.

Our provision for income taxes was $1.9 million and $0.1 million for the three months ended July 31, 2018 and 2017. Our provision was $2.7 million for the six months ended July 31, 2018 compared to a tax benefit of nil for the six months ended July 31, 2017. The provision was primarily due to an increase in foreign tax expense, resulting from higher year-over-year earnings in certain foreign jurisdictions as we continue to scale our foreign operations to support our ongoing international growth.

In December 2017, the TCJA was enacted into law. The new legislation contains several key tax provisions that affected us, including a reduction of the federal corporate income tax rate to 21% effective January 1, 2018. We are required to recognize the effect of the tax law changes in the period of enactment, such as re-measuring our U.S. deferred tax assets and liabilities and our valuation allowance against our net U.S. deferred tax assets. In December 2017, the SEC staff issued Staff Accounting Bulletin No. 118, Income Tax Accounting Implications of the 2017 Tax Cuts and Jobs Act (“SAB 118”), added by the FASB to Income taxes (Topic 740) in February 2018, which allows us to record provisional amounts during a measurement period not to extend beyond one year of the enactment date. As part of the transition to the new territorial tax system, the TCJA imposes a one-time repatriation tax on deemed repatriation of historical earnings of foreign subsidiaries. Based on the current evaluation of our operations, no repatriation tax charge is anticipated due to negative earnings and profits in our foreign subsidiaries.

We recognized provisional tax impacts related to the revaluation of deferred tax assets and liabilities and corresponding valuation allowances in our consolidated financial statements for the year ended January 31, 2018. The ultimate impact may differ from those provisional amounts, possibly materially, due to, among other things, additional analysis, changes in interpretations and assumptions we have made, additional regulatory guidance that may be issued, and actions we may take because of the TCJA. Any adjustments made to the provisional amounts under SAB 118 should be recorded as discrete adjustments in the period identified (not to extend beyond the one-year measurement provided in SAB 118). During the three and six months ended July 31, 2018, we did not make any adjustments to our provisional amounts included in our consolidated financial statements for the year ended January 31, 2018. Any adjustments are expected to be completed within the measurement period.

As of July 31, 2018, we were not able to reasonably estimate, and therefore have not recorded, deferred taxes for the Global Intangible Low-taxed Income (“GILTI”) provisions. We have not yet determined our policy election with respect to whether to record deferred taxes for basis differences expected to reverse because of the GILTI provisions in future periods or use the period cost method. We have, however, included an estimate of the current GILTI impact in our tax provision for fiscal 2019.

We review the likelihood that we will realize the benefit of our deferred tax assets and, therefore, the need for valuation allowances, on a quarterly basis. There is no corresponding income tax benefit recognized with respect to losses incurred and no corresponding income tax expense recognized with respect to earnings generated in jurisdictions with a valuation allowance. This causes variability in our effective tax rate. We intend to maintain the valuation allowances until it is more likely than not that the net deferred tax assets will be realized.

As of July 31, 2018, our gross uncertain tax benefits totaled $8 million, including related accrued interest and penalties. As of July 31, 2018, $8 million of our uncertain tax benefits, including related accrued interest and penalties, would impact the effective tax rate if recognized.

We are subject to taxation in the United States and various state and foreign jurisdictions. Earnings from international activities are subject to local country income tax. The material jurisdictions where we are subject to potential examination by taxing authorities include the United States, California and Israel. We are currently under an income tax examination by the Israel Tax Authority for tax years 2013 through 2016. We are not currently under audit by the Internal Revenue Service or any similar taxing authority in any other material jurisdiction. We believe that adequate amounts have been reserved in all jurisdictions.

17.	Income Taxes

The domestic and foreign components of pre-tax loss were as follows:

	Year Ended January 31,
(in thousands)	2016	2017	2018
United States	$(113,305)	$(109,669)	$(54,485)
International	(10,287)	(5,387)	5,343

Loss before income taxes	$(123,592)	$(115,056)	$(49,142)

The components of our income tax provision (benefit) were as follows:

	Year Ended January 31,
(in thousands)	2016	2017	2018
Current
Federal	$—	$—	$37
State	34	28	(46)
Foreign	99	316	4,139

Total current	133	344	4,130

Deferred
Federal	33	80	(110)
State	1	4	15
Foreign	(1,200)	(72)	(901)

Total deferred	(1,166)	12	(996)

Provision for (benefit from) income taxes	$(1,033)	$356	$3,134

The reconciliation of the statutory federal income tax rate to our effective tax rate was as follows:

	Year Ended January 31,
	2016	2017	2018
U.S statutory rate	34.00%	34.00%	32.90%
State taxes	(0.03)	(0.03)	10.87
Foreign tax rate differential	(2.91)	(1.86)	(7.33)
Stock-based compensation	(1.57)	(4.61)	38.30
Change in valuation allowance	(31.41)	(28.20)	28.24
Overall impact of federal tax rate change from 34% to 21%	—	—	(121.12)
Research and development credits	—	—	2.30
Other	2.76	0.39	9.46

	0.84%	(0.31)%	(6.38)%

The significant components of net deferred tax balances were as follows:

	January 31
(in thousands)	2017	2018
Deferred tax assets
Net operating loss carryforwards	$133,630	$115,555
Accruals and reserves	4,696	2,800
Stock-based compensation	9,777	7,846
Property and equipment and intangibles	3,596	4,306
Deferred rent	8,857	5,918
Research and development credits	—	4,977
Other	778	1,720

Total deferred tax assets	161,334	143,122
Deferred tax liabilities
Property and equipment and intangibles	(3,171)	(810)
Contract and other liabilities	(6,735)	(4,115)
Unrealized gain on foreign exchange	—	(1,251)
Deferred contract acquisition costs	(20,386)	(19,234)

Total deferred tax liabilities	(30,292)	(25,410)

Less: Valuation allowance	$(133,479)	$(119,153)

Realization of our deferred tax assets is dependent upon future earnings, if any, the timing and amount of which are uncertain. Because of our lack of U.S. earnings history, the net U.S. deferred tax assets have been fully offset by a valuation allowance. The valuation allowance increased by $41.8 million and $29.6 million during the years ended January 31, 2016 and 2017, respectively, and decreased by $14.3 million during the year ended January 31, 2018.

In December 2017, the TCJA was signed into law making significant changes to the Internal Revenue Code. Changes include, but are not limited to, a corporate tax rate decrease to 21% effective January 1, 2018. This change in tax rate resulted in a reduction in our net U.S. deferred tax assets before valuation allowance by $59.5 million, which was fully offset by a reduction in our valuation allowance. We do not expect the other provisions of the TCJA, including the one-time transition tax on the mandatory deemed repatriation of cumulative foreign earnings, to have a material impact on our financial statements as of January 31, 2018.

In December 2017, the SEC staff issued Staff Accounting Bulletin No. 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act (“SAB 118”), which allows us to record provisional amounts during a measurement period not to extend beyond one year of the enactment date. The impact of the change in tax rate is based on reasonable estimates of our net U.S. deferred tax assets before valuation allowance as of January 31, 2018. Additionally, potential further guidance may be forthcoming from the FASB, as well as regulations, interpretations and rulings from federal and state tax agencies, which could result in additional impacts. We are continuing to gather additional information to determine the final impacts.

As of January 31, 2018, we had an immaterial amount of unremitted earnings related to certain foreign subsidiaries that were indefinitely reinvested. Any unrecognized deferred tax liability associated with these unremitted earnings is not material.

As of January 31, 2018, we had accumulated federal and state net operating loss carryforwards of $479.0 million and $170.0 million, respectively. The federal and state net operating loss carryforwards will begin to expire in 2023 and 2024 respectively. As of January 31, 2018, we also had total foreign net operating loss carryforwards of $14.7 million, which do not expire under local law. As of January 31, 2018, we had accumulated U.S. federal and state research tax credits of $7.0 million and $3.0 million, respectively. The U.S. federal research tax credits will begin to expire in 2033. The U.S. state research tax credits do not expire.

Available net operating losses may be subject to annual limitations due to ownership change limitations provided by the Internal Revenue Code, as amended (“Code”), and similar state provisions. Under Section 382 of the Code, substantial changes in our ownership and the ownership of acquired companies may limit the amount of net operating loss carryforwards that are available to offset taxable income. We conducted an analysis through January 31, 2017 to determine whether an ownership change had occurred since inception. The analysis indicated that, because an ownership change occurred in a prior year, federal and state net operating losses were limited pursuant to IRC Section 382. This limitation has been accounted for in calculating the available net operating loss carryforwards. In the event we have subsequent changes in ownership, net operating losses could be subject to further annual limitations. The annual limitation would not automatically result in the loss of net operating loss carryforwards but may limit the amount available in any given future period and, as a result, net operating loss carryforwards may expire unutilized. The foreign jurisdictions in which we operate may have similar provisions that may limit our ability to use net operating loss carryforwards incurred by entities that we have acquired. Additional limitations on the use of these tax attributes could occur in the event of possible disputes arising in examination from various taxing authorities.

We recognize valuation allowances on deferred tax assets if it is more likely than not that some or all the deferred tax assets will not be realized. The following table represents the rollforward of our valuation allowance:

	Year Ended January 31,
(in thousands)	2016	2017	2018
Beginning balance	$61,663	$103,416	$133,029
Valuation allowance charged to income tax provision	52,224	45,874	56,566
Adoption of new accounting principle	—	—	5,610
Valuation allowance credited as a result of TCJA	—	—	(59,520)
Valuation allowance credited to income tax provision	(10,471)	(16,261)	(16,532)

Ending balance	$103,416	$133,029	$119,153

The total amount of gross unrecognized tax benefits, including related interest and penalties, was $7.7 million as of January 31, 2018. There were no such benefits as of January 31, 2017. A significant portion of the unrecognized tax benefit was recorded as a reduction in our gross deferred tax assets, offset by a reduction in our valuation allowance. We have net uncertain tax positions of $2.5 million included in other liabilities on our consolidated balance sheet as of January 31, 2018. There was no such liability as of January 31, 2017.

Our policy is to recognize interest and penalties associated with uncertain tax benefits as part of the income tax provision and include accrued interest and penalties with the related income tax liability on our consolidated balance sheet. During the year ended January 31, 2018, interest expense related to uncertain tax positions was not material. Any changes to unrecognized tax benefits recorded as of January 31, 2018 that are reasonably possible to occur within the next 12 months are not expected to be material.

The income taxes we pay are subject to review by taxing jurisdictions globally. Our estimate of the potential outcome of any uncertain tax position is subject to management’s assessment of relevant risks, facts, and circumstances existing at that time. However, our future results may include adjustments to estimates in the period the audits are resolved, which may impact our effective tax rate.

Our tax years from inception in 2003 through January 31, 2018 remain subject to examination by the United States and California, as well as various other jurisdictions that are not expected to result in material tax adjustments.